Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Richard W. Turner, Chief Executive Officer (Principal Executive Officer) of  American CareSource Holdings, Inc., (the “Company”) and Matthew D. Thompson, Chief Financial Officer (Principal Financial Officer) of the Company, each certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2014	By: /s/ Richard W. Turner
Richard W. Turner
Chief Executive Officer (Principal Executive Officer)

Dated:	November 14, 2014	By: /s/ Matthew D. Thompson
Matthew D. Thompson
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to American CareSource Holdings, Inc. and will be retained by American CareSource Holdings, Inc. and furnished to the Securities and Exchange Commission upon request.